UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 3, 2010
Brazil Fast Food Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23278	13-3688737

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rua Voluntários da Pátria, 89-9° andar
Rio de Janeiro RJ, Brazil	22270-010

(Address of Principal Executive Offices)	(Zip Code)
011 55 21 2536-7500

(Registrant’s Telephone Number, Including Area Code)
n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	— Other Events
On September 3, 2010, Brazil Fast Food Corp. (the “Company”) issued a press release (the “Press Release”) announcing the sale of all real estate assets (the “Sale”) held by Venbo Comércio de Alimentos Ltda (“Venbo”), the Company’s operating subsidiary, to Bigburger Ltda. and CCC Empreendimentos e Participações Ltda., entities controlled by Mr. José Ricardo Bomeny and Mr. Rômulo B. Fonseca, respectively, who are significant stockholders of the Company (the “Stockholders”). The Stockholders, through their controlled entities, acquired the eight stores for a total consideration of R$13.5 million. The Sale closed on September 1, 2010.
A copy of the Press Release is furnished hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 3, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 3, 2010

BRAZIL FAST FOOD CORP.
By:	/s/ Ricardo Figueiredo Bomeny
	Name:	Ricardo Figueiredo Bomeny
	Title:	Chief Executive Officer and Acting Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 3, 2010

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